SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) August 19, 1999


                            TRIARC COMPANIES, INC.
              --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                 1-2207                 38-0471180
         -----------------        --------------         --------------
         (State or Other          (Commission            (I.R.S. Employer
          Jurisdiction of          File Number)           Identification No.)
          Incorporation)


         280 Park Avenue
         New York, NY                                             10017
         -----------------------------------------------          -------------
         (Address of Principal Executive Offices)                 (Zip Code)


     Registrant's telephone number, including area code:   (212)  451-3000


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Agreement to Repurchase Class B Common Stock

        On August 19, 1999, the Company announced that its Board of Directors had unanimously approved a stock purchase agreement between the Company and two entities controlled by Victor Posner, Victor Posner Trust No. 6 and Security Management Corp. (collectively, the "Posner Entities"), pursuant to which the Company will acquire from the Posner Entities all of the 5,997,622 issued and outstanding shares of the Company's non-voting Class B Common Stock in three separate transactions. Pursuant to the agreement, on August 19, 1999, the Company acquired one-third of the shares (1,999,208 shares) at a price of $20.44 per share (which was the trading price of the Company's Class A Common Stock at the time the transaction was negotiated), for an aggregate cost of $40,863,812. The Company will acquire one-half of the remaining shares (1,999,207 shares) on or before the first anniversary of the date of the initial closing (subject to extension in certain limited circumstances) at a price of $21.18 per share (an aggregate cost of $42,343,204) and the remaining shares (1,999,207 shares) on or before the second anniversary of the date of the initial closing (subject to extension in certain limited circumstances) at a price of $21.93 per share (an aggregate cost of $43,842,610). The Posner Entities have placed the shares to be acquired at the subsequent closings in escrow pending their repurchase.

        A copy of the definitive stock purchase agreement and two press releases relating to the foregoing transaction are being filed as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        10.1 Amended and Restated Stock Purchase Agreement dated August 19, 1999 by and among Triarc, Victor Posner Trust No. 6 and Security Management Corp.

        99.1 Press Release dated August 19, 1999.

        99.2 Press Release dated August 19, 1999.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                             TRIARC COMPANIES, INC.



                             By: BRIAN L. SCHORR
                                ------------------------------
                                 Name:  Brian L. Schorr
                                 Title: Executive Vice President
                                        and General Counsel
Dated: August 19, 1999

                                         EXHIBIT INDEX

Exhibit
   No.                              Description                        Page No.


10.1 --        Amended and Restated Stock Purchase
               Agreement dated August 19, 1999 by
               and among Triarc, Victor Posner Trust
               No. 6 and Security Management Corp.

99.1 --        Press Release dated August 19, 1999

99.2 --        Press Release dated August 19, 1999